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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 6, 2000
               Date of Report (Date of earliest event reported):

                               SAFETY-KLEEN CORP.
             (Exact name of Registrant as specified in its Charter)

          Delaware                               1-8368                              51-0228924
(State or Other Jurisdiction of         (Commission File Number)         (IRS Employer Identification Number)
Incorporation or Organization)

         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
          (Address of principal executive offices, including zip code)

                                 (803) 933-4200
               (Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS

On March 6, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.



Exhibit No.                 Description
--------------------        ----------------------------------------------------
99.1                        Press Release issued March 6, 2000 (Filed herewith.)



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAFETY-KLEEN CORP.



Date:  March 6, 2000                   By:      /s/ Grover C. Wrenn
                                                --------------------------------
                                                Grover C. Wrenn
                                                Vice Chairman


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                                  EXHIBIT INDEX

Exhibit No.                 Description
--------------------        ----------------------------------------------------
99.1                        Press Release issued March 6, 2000 (Filed herewith.)



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